InfuSystem®

INFUSION MADE EASY®

INVESTOR PRESENTATION

December 2019

"Services and Solutions Facilitating Outpatient Care"

Exceptional Services, Products and People Devoted to Patient Wellness; currently serving more than 6,000 sites of care

Our services improve access to quality medical equipment, benefiting providers and patients, and lowering the total cost of care

- Durable medical equipment (DME) solutions for patients, providers and payers
- Headquartered in Rochester Hills, MI
- 278 Employees; five offices serving all 50 states and Canada


Toronto Canada Service Center
Michigan Headquarters
Kansas City Service Center
Boston Service Center
Los Angeles Area Service Center

Forward-Looking Statement / Non-GAAP Measures

Forward Looking Statement

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law and other risk factors disclosed in the Company's most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Non-GAAP Measures

This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company's management, investors, and other interested parties about the Company's operating performance because they allow them to understand and compare the Company's operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for non-recurring items that are not part of the normal course of business and that the Company's management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in this presentation.

InfuSystem Key Facts At-a-Glance

33 Years ***In Business***	**1,000,000+** **Total Patients Service**	**81,000** **DEVICES IN FLEET**
8 out of 10 **TOP HOSPITALS*** **Nationwide**	**Nearly 650** **Third-Party Payer Contracts**	

InfuSystem

*Source: US News & World Report, *Best Hospitals*. July 2019

Two Proven Business Platforms

DME SUPPORT SERVICES

Duplicable, lower margin, high turn model
(*concierge services*)

- Direct rentals
- Consumable sales
- VAR sales (new devices)
- Broker/trader sales (used devices)
- Biomedical repair and maintenance

Direct Payer Model: We seek to be paid by the health care provider (hospital/clinic)

INTEGRATED THERAPY SERVICE

Unique, high margin, high service model
(*turnkey therapies*)

- Supply the DME equipment
- Supply the consumables
- Equip/supplies logistics
- Hospital/clinic customer service
- Billing and collections (RCM)
- 24x7 nursing support

Third Party Payer Model: We seek to be paid by the patient's medical insurance provider

Platforms Leveraged into Multiple Therapies

Future Growth From Market Share Gains and From Adding New Therapies

DME SUPPORT SERVICES

Duplicable, lower margin, high turn model (*concierge services*)

1. Home Health Care $1,000+*
2. Renal Care $1,000+
3. Long Term Care - $1,000+
4. Enteral (*new 2019*) $1,000+
5. Sales and Biomed $2,000+

INTEGRATED THERAPY SERVICES

Unique, high margin, high service model (*turnkey therapies*)

1. Oncology (ambulatory)
   - $100+
2. Post surgical pain management
   - $200+
3. TBA in 2019
   - $2,000+
4. TBD (*planned in 2020/2021*)

* $TAM = Total Addressable Market (North America)

Well-Diversified Payer Mix

% Cash Collected by payer 2018


Commercial payer: 40.1%
No single payer greater than 13.5%
Private Pay 2.9%
~ 6000 Direct Pay Hospital and Alternate Site Customers
Hospital / Alternate Site Direct Pay 53.8%
Medicaid 1.2%

DME Support Services

100% Direct Customer Pay

Integrated Therapy Services

- Third party payer (nearly 650 contracts)
- Hospital/clinic pay (oncology and pain)
- Patient (private) pay

Services and Solutions Facilitating Outpatient Care

Mainstream Distribution

- Deliver equipment and supplies
- Order/delivery logistics
- Limited services by design
- Standard direct (invoice) billing



B2B Distribution
Cost Sensitive
Manufacturer
Clinic or Home
Health Provider

- "Moving boxes"

Unique Clinic-to-Home

- High Service/High Value "Turnkey" model
- Logistics manufacturer-to-clinic-to-patient
- 24x7 nursing support
- Specialized 3rd party billing



B2C Distribution
Service Sensitive
Clinic
Patient

- Facilitates outpatient care (clinic-to-home) (better results, much lower costs)
- "Sharing economy" platform provides lower-cost, higher-service outsourcing (e.g. ridesharing)

Competitive Advantages

Deep Moats Based On Unique Focus, Nationwide Scale, and Cultivated DME Payer Contracts

Leveraging High-Service Orientation of Company to Win Concierge Opportunities


Scalability
Clinical Care
Biomedical Services
PATIENT WELLNESS
Patient Safety
Payer Contracts
Quality Control
Centralized Billing Solution

Nursing staff that provides continuous *24/7 support* to patients, minimizing risk and improving outcomes. Expertise in workflow solutions for clinicians that encourage use of best practice standards.

InfuSystem Mobile: The only patient app designed for *instant, two-way communication* with patients and our clinical staff to maintain peace of mind

ISO 9001 Certified & *CHAP* Certified

Over *6,000* customers, Complete coverage of North America

World-class Biomedical service group at *all 5* facilities

Participating, in-network provider with nearly *650* health insurance plans covering *95%* of the U.S. population

Dedicated Revenue Cycle Management team of *60* experts

Oncology: Recent Market Share Gains

2018: LEADING ELASTOMERIC COMPETITOR

- FDA stopped import of largest elastomeric manufacturer
- Clinicians forced to migrate to alternative
- INFU won significant market share gains
- New business reflected in 1H 2019 revenue

2019: LEADING DIRECT COMPETITOR

- Last and largest direct electronic pump competitor elected to exit third-party payer model
- Large migration of oncology providers to INFU platform
- New business being reflected in 2H 2019 revenue
- Significant market share gains have required approximately 2x normal CapEx spend in 2019 and modest expansion in G&A

Oncology: Significant Market Share Gains



Oncology Outpatient Clinics and Third-Party Payer Contracts
2,200
2,000
1,800
1,600
1,400
800
700
600
500
400
1,800
1,800
1,800
2,050
2,150
450
520
600
650
675
FY2016
FY2017
FY2018
FY2019*
FY2020*
Oncology Outpatient Clinics
Third Party Payer Contracts
*FY2019 and FY2020 are management estimates

- 2018: Largest elastomeric provider subject to FDA recall
- 2019: Largest market competitor exiting market creating further growth opportunities

Financial Results

	Through Q3 2018	Through Q3 2019
Revenue	$49.6 million	$59.4 million
AEBITDA	$10.0 million	$12.8 million
Op Cash Flow	$8.2 million	$9.5 million

Financial Trend & Current Targets



Net Revenues & AEBITDA
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$ Millions
$25
$20
$15
$10
$5
$0
$ Millions
$65.7
$65.5
$67.1
$79.0
$89.0
$13.04
$11.69
$13.76
$17.5
$22+
FY2016
FY2017
FY2018
FY2019*
FY2020*
Net Revenue
AEBITDA



Cash Flows from Operations
$16.0
$14.5
$13.0
$11.5
$10.0
$8.5
$7.0
$ Millions
20.0%
18.5%
17.0%
15.5%
14.0%
12.5%
11.0%
% of Net Revenue
$7.9
$7.7
$11.4
$13.4
$16.5
2016A
2017A
2018A
2019F
2020P
Cash Flows from Ops
% of Pro Forma Net Revenue

Notes:
FY 2019 and FY2020 are management estimates as of November 2019
2016-2017 consolidated revenues have been adjusted to reflect the effect of the adoption of ASC 606 in 2018.

Driving Shareholder Value



April 2017
SE 1609 disrupts revenue recognition
November 2017
New CEO Appointed
March 2018
Board approves 1M share repurchase
May 2018
Launch of InfuSystem Mobile
July 2018
$8M Share Purchase
December 2018
Oncology Market Share Gains Begin
Q3 '19 YOY
Revenue up 29%; AEBITDA up 57%
October 2019
Board approves $5M share repurchase
$9.00
7.50
6.50
5.50
4.50
3.50
3.00
2.50
2.00
1.50
1.00
17 F M A M J J A S O N D 18 F M A M J J A S O N D 19 F M A M J J A S O N D
2017
2018
2019

- Turnaround (SE 1609 & ASC 606): Office of the President; shareholder-led board
- Incentivize cash flow; Net debt reduced from $37.5M 3Q16 to $22.5M 2Q18
- Rich DiIorio appointed CEO

- INFU repurchases 14% of shares outstanding at $3.10
- Scott Shuda appointed as Chairman of the Board; committed focus on financial analytics & value centers

- Significant market share gains in oncology
- Launch multi-year project to improve revenue cycle management practices (RCM)
- Resumption of IR activities, represent company based upon expanding and extending Two Platforms

Looking Ahead

Focus on strategic offerings and long-term, sustainable growth opportunities



Talent Acquisition

Attract & retain the best talent to maximize business outcomes



New Growth Strategy

Leverage existing platforms to gain market share and profitably enter new therapies



Manufacturer Partnerships

Access to the latest technology; volume discounts; sales & service opportunities



Device Utilization

Smart device deployment to maximize utilization and operationalize efficiencies



Capital Allocation

Maximize value creation by wisely managing balance sheet and cash flows

Additional Company Statistics

As of December 2, 2019

Stock Price

$8.14

52 Week Range

$3.33 - $8.42

Stock Performance

- *Stock repurchase*: 163% (annualized: 121%)
  $3.10 July 31, 2018; $8.14 December 3, 2019
- *YTD*: 135% (annualized: 146%)
  $3.44 December 31, 2018; $8.14 December 3,2019

ENTERPRISE VALUE

$199 Million

Market Cap

$162 Million





"The patient is at the center of everything we do as a company"

Rich DiIorio, CEO


InfuSystem®
INFUSION MADE EASY®
P-100

InfuSystem Holdings, Inc.

- **IR Contact Info:**
- Joe Dorame, Managing Partner
- Lytham Partners, LLC
- 602-889-9700
- dorame@lythampartners.com